U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2007

____________________

Commission File No. 333-91484

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DIXIE LEE INTERNATIONAL
 INDUSTRIES, INC.
(formerly known as WOOD PRODUCTS, INC.)
(Name of small business issuer as specified in its charter)

 Nevada  			98-0363723

State of Incorporation   IRS Employer Identification No.

7 Snow Road
Napanee, Ontario, Canada K7R 0A2

(Address of principal executive offices)

Registrants telephone and telefax number, including Area Code

613.354.7999; fax 613.354.7982
------------------------------

Securities registered pursuant to Section 12(b) of the Act:  None
Securities registered pursuant to Section 12(g) of the Act:

Common Stock, $.001 Par Value










2.01 Completion of Acquisition or Disposition

On June 15, 2007, the Company entered into an Agreement Concerning the Exchange of Securities By and Among Dixie Lee International Industries, Inc. and Dixie Lee Food Systems (U.S.A.), Inc. and the Securities Holders of Dixie Lee Food Systems (U.S.A.),
Inc., a copy of which is attached as an Exhibit. This Agreement provides that the Company issues 26,500,000 shares of common stock in exchange for 100,000 shares of common stock of Dixie Lee
Food Systems (U.S.A.), Inc., a New York corporation, representing 100% of the issued and outstanding shares of common stock of Dixie Lee Food Systems (U.S.A.), Inc. This share exchange provides the Company will own all of the assets of Dixie Lee Food Systems (U.S.A.), Inc. which is the Franchisor and trademark holder of Dixie Lee Restaurants, located primarily in Eastern Canada. Website: www.dixieleechicken.com.
Joseph Murano, the President and Board Chairman of the Company is also the President and Board Chairman of Dixie Lee Food
Systems (U.S.A.), Inc. and now holds over 67% of the Companys shares of common stock.

3.02 Unregistered Sales of Equity Securities

On June 15, 2007, the Company issued (i) 26,500,000 shares of common stock pursuant to the Agreement Concerning the Exchange of Securities By and Among Dixie Lee International Industries, Inc. and Dixie Lee Food Systems (U.S.A.), Inc. and the Securities Holders of Dixie Lee Food Systems (U.S.A.), Inc.
and (ii) 500,000 shares of common stock in exchange for services of officers, directors and significant employees.
Those shares were issued under the provisions of Section 4
(2) of the Exchange Act to the
following:
             (i) 26,500,000 shares of common stock  Dixie
Lee Food Systems (U.S.A.), Inc. to be further transferred to Joseph Murano, the sole shareholder of Dixie Lee Food
Systems (U.S.A.), Inc., at a later date, and
             (ii) 150,000 shares of common stock  Joseph Murano
                   100,000 shares of common stock  Mark Graham
                   100,000 shares of common stock David Silvester 100,000 shares of common stock Ronald Silvestri
                     50,000 shares of common stock Noele Murano


5.01 Changes in Control or Registrant

On May 31, 2007, the Company had 88,750,000 shares of common stock issued and outstanding with the 2 control shareholders, First Financial Consultants, LLC holding 26,000,000 shares of common stock and Milagrosa Vista Corp. holding 29,000,000 shares of common stock. These two control shareholders together held 55,000,000 shares of common stock resulting in 61.97% equity ownership of the Company.

On June 13, 2007, the Company affected a 1 for 1,000 reverse split of its shares of common stock resulting in 88,750 shares of common stock issued and outstanding. On June 15, 2007, the Company issued 26,500,000 shares of common stock in exchange for 100,000 shares of Dixie Lee Food Systems (USA), Inc., a New York corporation, which represented 100% of the shares of common stock of that New York corporation. That corporation is operating as a wholly owned subsidiary of the Company.

On June 15, 2007, the Company issued 500,000 shares of common stock in exchange for services.

On June 18, 2007, the Company issued 12,036,390 shares of common stock for settlement in full of corporate debt to a number of non-affiliates and non-control persons and business entities.

As of June 30, 2007, there were 39,125,141 shares of common stock issued and outstanding, with Dixie Lee Food
Systems (USA), Inc. owning 26,500,000 shares of common stock which is 67.73% of the Companys issued and outstanding shares of common stock.


5.02 Departure of Directors or Principal Officers

On May 23, 2007, Mark Smith resigned as President,
Secretary and Sole Director and the
following officers and directors were installed:

Joseph Murano, President and Board Chairman
David Silvester, Vice-President and Director
Mark Graham, Secretary and Director


5.03 Amendment to the Articles of Incorporation

The following is the document which reflects the Restated and Amended Articles of
Incorporation:
 RESTATED AND AMENDED
ARTICLES OF INCORPORATION


WOOD PRODUCTS, INC.


ARTICLE I
(Corporate Name)

     The name of this corporation shall be:

DIXIE LEE INTERNATIONAL INDUSTRIES, INC.


ARTICLE II
(Duration)

     This corporation shall have perpetual existence.


ARTICLE III
(Purposes)

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the laws of the State of Nevada other than the banking business, the trust company business, the insurance business or the practice of a profession permitted to be incorporated under the laws of the State of Nevada.


ARTICLE IV
(Shares)

     The aggregate number of shares which the corporation shall have authority to issue,  including the classes thereof and
special provisions are as follows: 260,000,000 shares; 250,000,000 shares of voting, common stock, with a par value of $0.001 and 10,000,000 shares of preferred stock, with a par value of $0.001. The shares of preferred stock may be issued in a series of designations. The shareholders shall not have the right to accumulate votes in the election of directors with respect to shares of common stock in the corporation. Each share of common stock shall be entitled to one vote. The holders of the shares of preferred stock are entitled to receive the net assets of the corporation upon dissolution. The
Board of Directors are entitled to restructure the issued and outstanding shares of stock with respect to a forward or reverse split, without a formal shareholders meeting, general or special meeting, providing that fifty percent (50%) of the shareholders agree to the share reorganization within the limits of the share capitalization of 250,000,000 shares of voting, common stock. Such shareholder vote may be obtained by telefax or other means of communication to obtain the shareholders vote. When, as and if the shareholders of the Corporation vote to restructure the Corporations issued and outstanding shares of common stock by either a forward (up to the authorized share capital) or reverse split of the issued and outstanding shares of common stock, the authorized capital remains the same and does not forward or reverse split along the issued and outstanding shares of common stock.


ARTICLE V
(Directors)

     The initial number of directors and original incorporators of this corporation shall be one (1), whose name and address is as follows:

          Joseph Murano, President, Board Chairman
          C/o Nevada Business Services
          1805 North Carson, #188
          Carson City, Nevada 8970


ARTICLE VI
(By laws)

     The authority to make By laws for the corporation is hereby expressly vested in the Board of Directors of this corporation, subject to the power of the majority of the shareholders to change or repeal such By-laws. Any such change in the By-laws must be in agreement by the majority (fifty percent or more)
 of the shareholders. The Board of Directors shall not make or alter any By laws fixing their qualifications, classifications, terms of office or extraordinary powers without first securing . the approval of the majority (fifty percent or more) of the shareholders. Such majority approval may be obtained by the Board of Directors without the necessity of a Special or Extraordinary General Meeting of the corporations shareholders. Such majority shareholder approval may be obtained by written proxy statement or a polling of the shareholders by telephone or telefax.


ARTICLE VII
(Amendment to Articles of Incorporation)

     The Board of Directors reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on the corporation herein are granted subject to this reservation.


ARTICLE VIII
(Registered Agent & Registered Office)

     The name and street address of the Registered Agent is Nevada Business Services, 1805 North Carson, #188, Carson
City, Nevada 98006.


ARTICLE IX
SHAREHOLDER VOTING REQUIREMENTS FOR CERTAIN TRANSACTIONS

      To be adopted by the shareholders, the following
actions must be approved by  each voting group of
shareholders entitled to vote thereon by a majority
 of all the votes  entitled to be cast by that voting
group. Such majority may be obtained via telefax or
other valid means of communication:
(a)	Amendment of the Articles of Incorporation;
(b)	A plan of merger or share exchange;
(c)	The sale, lease, exchange or other disposition
of all or substantially  all of the corporations assets,
other than in the usual and regular course of business; or
(d)	Dissolution of the corporation.


ARTICLE X
(Commencement of Business)

     This corporation shall commence business upon receiving its corporate license.

IN WITNESS WHERE, the Board Chairman has hereunto set his hand in duplicate originals this 29th Day of May 2007.

______________________________________
Joseph Murano, President, Board Chairman


8.01 Other Events:

The Company appointed a new registered agent in the State of Nevada. The registered agent is Nevada Business Services, 1805
N. Carson, #188, Carson City, Nevada 89701. The Company moved its operations office to that of its subsidiary corporation at 7 Snow Road, Napanee, Ontario, Canada K7R 0A2 and lists a United States office with the State of Nevada in care of PSA, 14455 Preston
Road, #128, Dallas, Texas 75254.

SIGNATURES Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By /s/ Joseph Murano_
President and Director

By /s/ Mark Graham__
Secretary and Director

July 6, 2007






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